SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                       ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       July 28, 2000
                                                  -----------------------


                                      SYS
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


       California                      0-4169                 95-2467354
----------------------------        -------------       ----------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
 of Incorporation)                   File Number)       Identification Number)


             9620 Chesapeake Drive, Suite 201, San Diego, CA  92123
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code         (858) 715-5500
                                                    -----------------------


                                       (none)
          -------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)


==============================================================================

Item 5.  Other Event

     On July 7, 2000, the Company's Letter of Intent (LOI) with Mr. Guadolupe Torres, the Chairman and principal shareholder of Systems Integration & Research, Inc. (SIR), to acquire SIR expired. The Company is continuing dialogue with Mr. Torres and his attorney, but at this time there can be no assurance that the SIR acquisition will be successful.

     As was reported in the Company's March 14, 2000 Form 8-K filing, the Company's plan is to acquire all of the stock of SIR in exchange for cash and stock in the Company. The Company has held discussions with SIR over the last couple of years and has completed the majority of its due diligence on SIR since the LOI was signed on February 24, 2000. Part of the due diligence to date has included a review of SIR's financial position by the Company's auditor, J. H. Cohn LLP.


==============================================================================

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                                  SYS
                                              (Registrant)


Date:  July 28, 2000                  By:  /s/ Michael W. Fink
                                           --------------------------
                                           Michael W. Fink, Secretary